Exhibit 28
















                             METROPOLITAN EDISON COMPANY
                              EMPLOYEE SAVINGS PLAN FOR
                              BARGAINING UNIT EMPLOYEES
                                       _______

                                 REPORT ON AUDITS OF
                                 FINANCIAL STATEMENTS
                                 for the years ended
                              December 31, 1996 and 1995

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